UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2007

YP CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-24217	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4840 East Jasmine Street, Suite 105, Mesa, Arizona	85205
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code	(480) 654-9646

Not Applicable
(Former Name or Former Address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: The Company is amending its Form 8-K, filed on January 22, 2007, to include, in response to an SEC Comment Letter, a revised letter from its former accountants as Exhibit 16.1. The balance of the Form 8-K disclosure remains unchanged.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)    Effective January 1, 2007, Epstein, Weber & Conover, P.L.C. (“Epstein Weber”) combined its practice with Moss Adams LLP (“Moss Adams”) and therefore resigned as the independent registered public accounting firm for YP Corp. (the “Company”). According to information provided to the Company, all of the partners of Epstein Weber have become partners of Moss Adams.

The reports of Epstein Weber on the Company’s financial statements for the fiscal years ended September 30, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audits of the Company’s financial statements for the fiscal years ended September 30, 2006 and 2005, and in the subsequent interim periods through January 1, 2007, (1) there were no disagreements with Epstein Weber on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Epstein Weber, would have caused Epstein Weber to make reference to the matter in its report and (2) there were no “reportable events” as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Item 304”).

Epstein Weber was provided a copy of the foregoing disclosures and was requested to furnish the Company with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter furnished pursuant to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)    Effective January 1, 2007, the Company engaged Moss Adams to act as the Company’s principal independent accountant. The Audit Committee of the Board of Directors of the Company approved the decision to engage Moss Adams.

During the fiscal years ended September 30, 2006 and 2005, and during all subsequent interim periods through January 1, 2007, the Company did not consult Moss Adams regarding the application of accounting principals to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was the subject of a disagreement with its former accountants or a reportable event as those terms are defined in Item 304.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 16.1	Letter from Epstein, Weber & Conover, P.L.C. to the United States Securities and Exchange Commission regarding a change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YP CORP.

Date: January 30, 2007	/s/ Gary Perschbacher
Gary Perschbacher
Chief Financial Officer